PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND

Supplement to Summary Prospectus dated November 1, 2015

Effective September 1, 2016, Parametric Tax-Managed Emerging Markets Fund is eliminating the redemption fee applicable to redemptions and exchanges of its shares. Redemptions and exchanges for Fund shares occurring on or after September 1, 2016 will not be subject to a redemption fee.  Fund shares that are redeemed or exchanged prior to September 1, 2016 will continue to be subject to the redemption fee as described in the Prospectus. The following changes to the Summary Prospectus are also effective September 1, 2016:

1.

The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.45%
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.95%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class shares	$97	$303	$525	$1,166

2.

The following replaces “Performance”:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return was 36.44% for the quarter ended June 30, 2009, and the lowest quarterly total return was –29.94% for the quarter ended December 31, 2008.  The Fund’s year-to-date total return through the end of the most recent calendar quarter (December 31, 2014 to September 30, 2015) was –14.72%.

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Return Before Taxes	-3.61%	3.63%	9.81%
Return After Taxes on Distributions	-3.99%	3.42%	9.59%
Return After Taxes on Distributions and the Sale of Fund Shares	-1.55%	3.05%	8.36%
MSCI Emerging Markets Index (reflects net dividends, which reflect the deduction of withholding taxes)	-2.19%	1.78%	8.42%

(Source for the MSCI Emerging Markets Index:  MSCI)  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

August 15, 2016	22811 8.15.16